UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 20, 2009

BioFuel Energy Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33530	20-5952523
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Broadway, Suite 2200

Denver, CO  80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 592-8110

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2009, BioFuel Energy Corp. received notice from Thomas J. Edelman that he was resigning as the Company’s Chairman and Chairman of the Board of Directors effective March 20, 2009.  Mr. Edelman had served as the Company’s Chairman and Chairman of the Board since its formation and informed the Board that he was stepping down to meet the growing requirements of another business commitment.  Mr. Edelman has agreed to continue to assist the Company’s Board and management on an unpaid basis for the foreseeable future.  Simultaneously, the Company received notice on March 19, 2009 that Todd Q. Swanson, a Director who had served as Third Point LLC’s representative on the Board since March 2008, had resigned effective March 20, 2009.  Mr. Swanson recently left Third Point to join Barclays Capital.  He informed the Board that he was stepping down at the request of his new firm.  As of the date of the resignations, the number of Directors constituting the Board was reduced to seven.

On March 20, 2009, the Company announced that Mark W. Wong, a Director of the Company since January 2008, had been appointed Chairman of the Board to replace Mr. Edelman.

A copy of the Company’s press release announcing the resignations of Mr. Edelman and Mr. Swanson and the appointment of Mr. Wong is attached hereto as Exhibit 99.1.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 20, 2009, the Board of Directors of the Company approved an amendment and restatement of the Amended and Restated By-laws of BioFuel Energy Corp. (the “Amendment”), which Amendment became effective immediately.  The Amendment provides that the Chairman of the Board of Directors may be, but is not required to be, an officer of the Company.

The description of the changes effected by the Amendment are qualified in their entirety by reference to the copy of the Amended and Restated By-laws filed as Exhibit 3.2 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description
3.2	Amended and Restated By-laws of the Company
99.1	Press Release of the Company dated March 20, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOFUEL ENERGY CORP.

Date: March 20, 2009	By:	/s/ Kelly Maguire
	Name:	Kelly Maguire
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.2	Amended and Restated Bylaws of the Company
99.1	Press Release of the Company dated March 20, 2009